Financial Statements
(Unaudited)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2010

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

September 30, 2010

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2010

Percent of Cash
Industry	and Investments

Communications Equipment Manufacturing	14.4%
Activities Related to Credit Intermediation	10.9%
Other Electrical Equipment and Component Manufacturing	10.8%
Wired Telecommunications Carriers	10.6%
Data Processing, Hosting, and Related Services	8.0%
Plastics Product Manufacturing	6.2%
Semiconductor and Other Electronic Component Manufacturing	4.8%
Alumina and Aluminum Production and Processing	3.8%
Radio and Television Broadcasting	3.3%
Gambling Industries	2.1%
Industrial Machinery Manufacturing	2.1%
Nonferrous Metal (except Aluminum) Production and Processing	1.8%
Offices of Real Estate Agents and Brokers	0.9%
Other Financial Investment Activities	0.9%
Full-Service Restaurants	0.8%
Management, Scientific, and Technical Consulting Services	0.8%
Basic Chemical Manufacturing	0.8%
Aerospace Product and Parts Manufacturing	0.7%
Other Professional, Scientific, and Technical Services	0.7%
Computer and Peripheral Equipment Manufacturing	0.6%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.6%
Other Investment Pools and Funds	0.5%
Depository Credit Intermediation	0.4%
Oil and Gas Extraction	0.2%
Wireless Telecommunications Carriers (except Satellite)	0.1%
Electric Power Generation, Transmission, and Distribution	0.1%
Home Furnishings Stores	0.1%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	13.0%

Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

September 30, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $414,554,781)	$338,114,479
Controlled companies (cost $103,949,147)	47,941,169
Other affiliates (cost $278,359,058)	295,177,666
Total investments (cost $796,862,986)	681,233,314

Cash and cash equivalents	101,559,032
Accrued interest income:
Unaffiliated issuers	8,076,331
Controlled companies	136,729
Other affiliates	155,294
Receivable for investments sold	8,644,824
Deferred debt issuance costs	5,361,202
Dividend receivable from affiliated issuer	65,181
Other receivables	376,065
Prepaid expenses and other assets	137,766
Total assets	805,745,738

Liabilities
Credit facility payable	200,000,000
Payable for investments purchased	15,103,782
Distributions payable	10,500,000
Management and advisory fees payable	990,625
Payable to affiliate	167,119
Interest payable	141,851
Unrealized depreciation on swaps	109,333
Accrued expenses and other liabilities	632,312
Total liabilities	227,645,022

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized,
no shares issued and outstanding	-
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued
and outstanding	200,000
Accumulated dividends on Series Z preferred stock	5,984
Total preferred stock	205,984

Net assets applicable to common shareholders	$577,894,732

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096
shares issued and outstanding	$37
Paid-in capital in excess of par	756,427,479
Accumulated net investment income	16,210,020
Accumulated net realized losses	(78,838,814)
Accumulated net unrealized depreciation	(115,898,006)
Accumulated dividends to preferred shareholders	(5,984)
Net assets applicable to common shareholders	$577,894,732

Common stock, NAV per share	$15,828.79

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (47.76%)
Bank Debt (31.39%) (1)
Alumina and Aluminum Production and Processing (3.55%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2)	$59,433,476	$20,920,584	2.67%
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13 (2)	$1,281,905	1,281,905	0.16%
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13 (2)	$521,438	521,438	0.07%
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (2)	$79,188	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13 (2)	$5,094,583	5,094,583	0.65%
Total Alumina and Aluminum Production and Processing		27,818,510

Communications Equipment Manufacturing (6.77%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11	$226,800	227,480	0.03%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 1/31/11	$4,554,607	4,554,607	0.58%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 1/31/11	$25,501,119	25,501,119	3.26%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$25,288,426	22,696,362	2.90%
Total Communications Equipment Manufacturing		52,979,568

Computer and Peripheral Equipment Manufacturing (0.64%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 2% PIK, due 11/22/12	$5,684,398	4,998,717	0.64%

Electric Power Generation, Transmission, and Distribution (0.04%)
La Paloma Generating Company, Residual Bank Debt (4)	$35,592,323	307,370	0.04%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.58%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%,
due 10/2/13	$381,013	301,000	0.04%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$5,362,466	4,236,348	0.54%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		4,537,348

Management, Scientific, and Technical Consulting Services (0.81%)
Booz Allen Hamilton, Inc., Mezzanine Loan, 13%, due 7/31/16	$6,176,622	6,315,596	0.81%

Offices of Real Estate Agents and Brokers (0.89%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$10,602,410	11,309,240	1.44%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$24,457,831	(4,280,120)	(0.55)%
Total Offices of Real Estate Agents and Brokers		7,029,120

Other Financial Investment Activities (0.88%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%,	$9,004,429	6,888,388	0.88%
due 12/14/14

Other Investment Pools and Funds (0.52%)
Vion Holdings II, LLC, Senior Secured Term Loan, LIBOR + 11%, due 2/27/12	$4,059,702	4,059,702	0.52%

Plastics Product Manufacturing (3.88%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/11 (2), (3)	$22,024,972	22,024,972	2.81%
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/11 (2), (3)	$8,405,999	8,405,999	1.07%
Total Plastics Product Manufacturing		30,430,971

Radio and Television Broadcasting (3.12%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	$2,871,094	1,014,453	0.13%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$22,514,210	23,414,778	2.99%
Total Radio and Television Broadcasting		24,429,231

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (4.42%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, due 9/29/15	$31,918,505	$31,439,727	4.02%
Isola USA Corporation, Senior Subordinated Term Loan, 8% Cash + 8% PIK, due 3/29/16	$3,150,891	3,150,891	0.40%
Total Semiconductor and Other Electronic Component Manufacturing		34,590,618

Wired Telecommunications Carriers (5.29%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Netherlands) (5)	€293,572	327,769	0.04%
Hawaiian Telcom Communications, Inc., Revolver, Prime + 1.25%, due 4/30/12	$6,829,641	5,429,565	0.69%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15 (2)	$3,953,635	3,975,875	0.51%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (5)	€3,469,261	3,804,849	0.49%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (5)	€3,969,304	4,218,069	0.54%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 10% PIK, due 8/16/17 - (Netherlands) (5)	€30,787,555	23,615,015	3.02%
Total Wired Telecommunications Carriers		41,371,142

Total Bank Debt (Cost $294,703,506)		245,756,281

Other Corporate Debt Securities (16.37%)
Aerospace Product and Parts Manufacturing (0.73%)
Hawker Beechcraft, Inc., Senior Secured Notes, 8.5%, due 4/1/15	$4,666,000	3,635,327	0.46%
Hawker Beechcraft, Inc., Senior Secured Notes, 8.875% Cash or 9.625% PIK, due 4/1/15	$2,773,000	2,083,189	0.27%
Total Aerospace Product and Parts Manufacturing		5,718,516

Basic Chemical Manufacturing (0.79%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (5)	€4,810,000	6,181,777	0.79%

Data Processing, Hosting, and Related Services (7.03%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15 (6)	$29,566,000	29,270,340	3.74%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (6)	$22,479,000	25,738,455	3.29%
Total Data Processing, Hosting, and Related Services		55,008,795

Full-Service Restaurants (0.85%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (6)	$6,261,000	6,644,424	0.85%

Gambling Industries (2.09%)
Harrah's Operating Company, Inc., Senior Secured Notes, 10%, due 12/15/18	$20,287,000	16,381,752	2.09%

Home Furnishings Stores (0.06%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$6,591,000	453,131	0.06%

Industrial Machinery Manufacturing (1.52%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (6)	$11,861,000	11,861,000	1.52%

Nonferrous Metal (except Aluminum) Production and Processing (0.38%)
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15 (2), (6)	$2,922,000	2,995,021	0.38%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Oil and Gas Extraction (0.21%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$ 1,881,000	$ 1,661,168	0.21%

Other Professional, Scientific, and Technical Services (0.72%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%,
due 4/1/12 - (UK/France/Germany) (6)	$ 6,604,000	5,648,533	0.72%

Plastics Product Manufacturing (0.03%)
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (2), (4), (6)	$ 16,527,000	246,147	0.03%

Wired Telecommunications Carriers (1.84%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (6)	$ 14,000,000	14,367,500	1.84%

Wireless Telecommunications Carriers (except Satellite) (0.12%)
Clearwire Communications, LLC, Senior Secured Notes, 12%, due 12/1/15	$ 895,000	964,363	0.12%

Total Other Corporate Debt Securities (Cost $145,401,534)		128,132,127

Total Debt Investments (Cost $440,105,040)		373,888,408

Equity Securities (39.26%)
Activities Related to Credit Intermediation (10.88%)
Online Resources Corporation, Common Stock (2), (4), (7)	1,302,445	5,782,856	0.74%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (4), (6), (7)	52,744.807	79,380,934	10.14%
Total Activities Related to Credit Intermediation		85,163,790

Alumina and Aluminum Production and Processing (0.26%)
Revere Holdings, Inc., Class A Common Shares (2), (4), (6), (7)	90	-	-
Revere Holdings, Inc., Class B Common Shares (2), (4), (6), (7)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6), (7)	90	26,425	-
Revere Leasing, LLC, Class B Units (2), (4), (6), (7)	6,940	2,039,429	0.26%
Total Alumina and Aluminum Production and Processing		2,065,854

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class B Units (4), (6)	469	-	-
Hawkeye Renewables, LLC, Class C Units (4), (6)	369	35,409	-
Total Basic Chemical Manufacturing		35,409

Communications Equipment Manufacturing (7.68%)
Dialogic Corporation, Class A Convertible Preferred Stock - (Canada) (4), (6)	7,197,769	9,972,509	1.28%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (4), (5), (6), (7)	276,043	11,895,938	1.52%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates
- (Luxembourg) (2), (5), (6), (7)	27,328,261	38,220,477	4.88%
Total Communications Equipment Manufacturing		60,088,924

Data Processing, Hosting, and Related Services (0.94%)
GXS Holdings, Inc., Common Stock (4), (6)	1,680,057	-	-
GXS Holdings, Inc., Series A Preferred Stock (4), (6)	67,203	7,350,614	0.94%
Total Data Processing, Hosting, and Related Services		7,350,614

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Depository Credit Intermediation (0.39%)
Doral Financial Corporation, Common Stock (4)	1,849,598	$3,070,333	0.39%

Electric Power Generation, Transmission, and Distribution (0.07%)
Mach Gen, LLC, Common Units (4), (6)	8,012	540,810	0.07%

Industrial Machinery Manufacturing (0.54%)
GSI Group, Inc., Common Stock (4), (6)	1,691,981	4,246,872	0.54%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (6)	43	974	-

Nonferrous Metal (except Aluminum) Production and Processing (1.38%)
International Wire Group, Inc., Common Stock (2), (6), (7)	637,171	10,838,279	1.38%

Other Amusement and Recreation Industries (0.03%)
Bally Total Fitness Holding Corporation, Common Stock (4), (6)	5,080	162,007	0.02%
Bally Total Fitness Holding Corporation, Warrants (4), (6)	9,162	43,978	0.01%
Total Other Amusement and Recreation Industries		205,985

Other Electrical Equipment and Component Manufacturing (10.84%)
EP Management Corporation, Common Stock (2), (6), (7), (8)	2,561,000	84,871,540	10.84%

Plastics Product Manufacturing (2.24%)
WinCup, Inc., Common Stock (2), (3), (4), (6)	73,517,938	17,510,198	2.24%

Radio and Television Broadcasting (0.13%)
Encompass Digital Media Group, Inc., Common Stock (4), (6)	225,184	1,024,024	0.13%

Semiconductor and Other Electronic Component Manufacturing (0.38%)
TPG Hattrick Holdco, LLC, Common Units (4), (6)	4,550,676	2,957,939	0.38%

Wired Telecommunications Carriers (3.50%)
Integra Telecom, Inc., Common Stock (2), (4), (6), (7)	5,728,661	27,086,235	3.46%
Integra Telecom, Inc., Warrants (2), (4), (6), (7)	2,272,561	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (4), (5), (6)	4,215,000	287,126	0.04%
Total Wired Telecommunications Carriers		27,373,361

Total Equity Securities (Cost $356,757,946)		307,344,906

Total Investments (Cost $796,862,986) (9)		681,233,314

Cash and Cash Equivalents (12.98%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.10%,
Collateralized by Federal Farm Credit Bank Bonds	$786,604	786,604	0.10%
American Express Credit Corporation, Commercial Paper, 0.08%, due 10/4/10	$2,000,000	1,999,987	0.26%
Cash Denominated in Foreign Currencies	€4,985,632	6,792,425	0.87%
Cash Held on Account at Various Institutions	$91,980,016	91,980,016	11.75%
Total Cash and Cash Equivalents		101,559,032

Total Cash and Investments		$782,792,346	100.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2010

Notes to Statement of Investments

(1) Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the
Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2) Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3) Issuer is a controlled company.

(4) Non-income producing security.

(5) Principal or shares amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(6) Restricted security.

(7) Investment is not in a controlling position.

(8) The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(9) Includes investments with an aggregate market value of $38,165,734 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $133,783,319 and $190,238,382, respectively.
Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of September 30, 2010 was $641,019,418, or 81.89% of total cash and investments of the
Company.

Swaps at September 30, 2010 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$15,548,500	$(109,333)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2010

Investment income
Interest income:
Unaffiliated issuers	$40,272,737
Controlled companies	2,486,046
Other affiliates	2,896,193
Dividend income from other affiliates	7,782,362
Other income:
Unaffiliated issuers	1,749,126
Other affiliates	203,729
Total investment income	55,390,193

Operating expenses
Management and advisory fees	9,186,668
Interest expense	2,573,113
Credit enhancement fees	1,516,672
Amortization of deferred debt issuance costs	775,333
Commitment fees	624,900
Legal fees, professional fees, and due diligence expenses	381,974
Insurance expense	200,468
Director fees	190,250
Custody fees	84,056
Other operating expenses	795,495
Total expenses	16,328,929

Net investment income	39,061,264

Net realized and unrealized gain (loss) from investments and foreign currency
Net realized gain:
Investments in unaffiliated issuers	16,124,794
Investments in affiliates	129,035
Net realized gain from investments and foreign currency	16,253,829
Net change in net unrealized depreciation	(36,510,040)
Net realized and unrealized loss	(20,256,211)

Distributions to preferred shareholders	(1,691,546)
Net change in reserve for distributions to preferred shareholders	92,437

Net increase in net assets applicable to common shareholders
resulting from operations	$17,205,944

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months Ended
	September	Year Ended
	30, 2010(Unaudited)	December 31, 2009

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$584,188,788	$486,756,704

Net investment income	39,061,264	32,067,040
Net realized gain (loss) from investments	16,253,829	(41,548,220)
Net change in net unrealized depreciation	(36,510,040)	164,042,840
Distributions to preferred shareholders from net investment income	(1,691,546)	(2,845,011)
Net change in reserve for distributions to preferred shareholders	92,437	15,435
Net increase in net assets applicable to common shareholders
resulting from operations	17,205,944	151,732,084

Distributions to common shareholders from net investment income	(23,500,000)	(54,300,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $16,210,020 and $2,340,302,
respectively)	$577,894,732	$584,188,788

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2010

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$17,205,944
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(16,253,829)
Net change in net unrealized depreciation	36,257,581
Distributions paid to preferred shareholders	1,691,546
Net change in reserve for distributions to preferred shareholders	(92,437)
Accretion of original issue discount	(410,893)
Net accretion of market discount/premium	(851,138)
Income from paid in-kind capitalization	(11,852,155)
Amortization of deferred debt issuance costs	775,333
Changes in assets and liabilities:
Purchases of investments	(121,931,164)
Proceeds from sales, maturities and paydowns of investments	190,238,382
Increase in accrued interest income - unaffiliated issuers	(182,254)
Increase in accrued interest income - controlled companies	(86,006)
Increase in accrued interest income - other affiliates	(83,902)
Increase in dividend receivable from affiliated issuer	(25,937)
Increase in deferred debt issuance costs	(5,123,268)
Increase in receivable for investment sold	(5,586,734)
Increase in prepaid expenses and other assets	(35,753)
Decrease in payable for investment purchased	(1,208,220)
Decrease in management and advisory fees payable	(122,969)
Decrease in interest payable	(3,261,752)
Increase in payable to affiliate	167,119
Decrease in accrued expenses and other liabilities	(968,902)
Net cash provided by operating activities	78,258,592

Financing activities
Proceeds from draws on credit facility	182,000,000
Principal repayments on credit facility	(86,000,000)
Distributions paid to common shareholders	(17,300,000)
Redemption of Series A - E preferred shares	(83,050,000)
Distributions paid to preferred shareholders	(1,691,546)
Net cash used in financing activities	(6,041,546)

Net increase in cash and cash equivalents	72,217,046
Cash and cash equivalents at beginning of period	29,341,986
Cash and cash equivalents at end of period	$101,559,032

Supplemental disclosures
Interest payments	$5,834,865
Tax payments	242,627

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

September 30, 2010

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.

Company Structure

As of September 30, 2010, total maximum capitalization of the Company was approximately $951 million, consisting of $711 million of committed common equity, $240 million under a senior secured revolving credit and term loan facility (the “Senior Facility”), and $200,000 of Series Z Preferred Stock.  The contributed investor capital and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.  At September 30, 2010, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$16,381,752	$8,853,189
2	Other observable market inputs*	38,769,879	99,643,228	4,246,872
3	Independent third-party pricing sources that employ significant unobservable inputs	201,497,318	11,861,000	281,628,070
3	Internal valuations with significant unobservable inputs	5,489,084	246,147	12,616,775
Total		$245,756,281	$128,132,127	$307,344,906

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$148,678,891	$40,909,692	$345,323,095
Net realized and unrealized gains (losses)	9,639,491	1,416,117	(64,081,023)
Net acquisitions and dispositions	43,178,936	(30,464,809)	560,071
Net transfers into (out of) category	-	-	(174,073)
Ending balance	$201,497,318	$11,861,000	$281,628,070

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$3,784,863	$1,322,863	$(64,081,023)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$502,143	$1,369,678	$7,205,696
Net realized and unrealized gains (losses)	1,443,449	69,544	871,093
Net acquisitions and dispositions	3,543,492	(1,193,075)	4,539,986
Net transfers into (out of) category	-	-	-
Ending balance	$5,489,084	$246,147	$12,616,775

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$1,443,449	$69,544	$871,093

During the nine months ended September 30, 2010, one investment transferred from Level 2 to Level 1 and one investment transferred from Level 3 to Level 2 due to increased trading volumes.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2010, the Company had foreign currency denominated investments with an aggregate market value of approximately 13.0% of the Company’s total investments. Such positions were converted at the closing rate in effect at September 30, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar. Unrealized gains of $781,776 from derivatives during the nine months ended September 30, 2010 were included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Valuations of open swap transactions at September 30, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(109,333)

Debt Issuance Costs

Costs incurred in connection with the amendment of the Senior Facility, plus unamortized debt costs on the date of the amendment, totaled approximately $5.8 million.  These costs are being deferred and amortized on a straight-line basis through the scheduled maturity of the Senior Facility on July 1, 2014, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life.  The impact of utilizing this method versus the effective-interest method is not expected to be material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of September 30, 2010, all tax years since January 1, 2006 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2010 were as follows:

Unrealized appreciation	$134,806,110
Unrealized depreciation	(250,545,115)
Net unrealized depreciation	(115,739,005)

Cost of investments	796,862,986

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of September 30, 2010, the Company had declared $308,800,000 in distributions to common shareholders since inception.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

On July 22, 2010, the Company amended the Senior Facility to extend its maturity to July 1, 2014.  The Senior Facility was expanded to an aggregate availability of $230 million through a revolving credit facility of $165 million and a $65 million term loan.  On August 9, 2010, the aggregate amount of the Senior Facility was expanded to $240 million through an increase in the term loan to $75 million.  Amounts borrowed under the amended Senior Facility bear interest at an annual rate of 3.5% plus LIBOR, EURIBOR, or the federal funds rate, or 3% plus a specified prime lending rate, and are subject to certain collateral requirements. The Company also pays 1.25% per year on undrawn portions of the amended Senior Facility.   The weighted average interest rate on outstanding borrowings at September 30, 2010 was 3.75%.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of September 30, 2010, the Company was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $33.4 million at September 30, 2010.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

Series A-E

Prior to the amendment of the Senior Facility on July 22, 2010, the Company had 3,322 shares of Series A-E preferred equity outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).  In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.  Dividend rates on the Series A-E preferred equity averaged 3.26% during the period from January 1, 2010 until the redemption of the remaining shares on July 22, 2010.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

7.  Preferred Capital (continued)

Series Z

The Company has 400 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of the liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

8. Financial Highlights
	Nine Months
	Ended
	September 30, 2010	Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005

Per Common Share(1)
Net asset value, beginning of period	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Investment operations:
Net investment income	1,069.91	878.33	1,480.42	2,211.14	1,290.12	126.46
Net realized and unrealized gain (loss)	(554.83)	3,355.18	(8,001.48)	(929.48)	2,597.58	2,233.97
Gain on retirement of Series A - E
preferred shares	-	-	2,259.64	-	-	-
Distributions to preferred shareholders from:
Net investment income	(46.33)	(77.93)	(414.14)	(158.52)	(224.32)	(132.75)
Realized gains	-	-	-	(176.77)	(118.71)	(59.64)
Net change in reserve for distributions
to preferred shareholders	2.53	0.42	63.02	(52.15)	(7.47)	125.73
Total from investment operations	471.28	4,156.00	(4,612.54)	894.22	3,537.20	2,293.77

Distributions to common shareholders from:
Net investment income	(643.67)	(1,487.30)	(383.47)	(1,582.51)	(1,242.62)	(397.82)
Net realized gains on investments	-	-	-	(1,764.60)	(716.69)	(255.41)
Returns of capital	-	-	-	-	(79.37)	(370.69)
Total distributions to common shareholders	(643.67)	(1,487.30)	(383.47)	(3,347.11)	(2,038.68)	(1,023.92)

Net asset value, end of period	$15,828.79	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86

Return on invested assets (2), (6)	4.9%	26.0%	(19.6)%	8.1%	21.4%	19.8%

Gross return to common shareholders (6)	3.0%	31.9%	(25.4)%	5.2%	24.8%	14.3%
Less: performance fee (6)	-	-	-	(0.9)%	(5.3)%	(2.9)%
Return to common shareholders (3), (6)	3.0%	31.9%	(25.4)%	4.3%	19.5%	11.4%

Ratios to average common equity: (4), (7)
Net investment income	9.0%	6.2%	9.4%	11.0%	6.7%	0.9%
Expenses (before performance fees)	3.7%	4.9%	6.5%	6.1%	6.1%	8.3%
Expenses (including performance fees)	3.7%	4.9%	6.5%	7.2%	10.3%	11.9%

Ending net assets applicable to common
shareholders	$577,894,732	$584,188,788	$486,756,704	$669,156,499	$758,709,428	$432,087,444
Portfolio turnover rate (6)	18.5%	16.6%	22.4%	55.3%	28.8%	31.6%
Weighted-average debt outstanding	$112,769,231	$184,076,712	$271,734,973	$355,287,671	$274,723,288	$57,356,164
Weighted-average interest rate	2.6%	2.8%	3.5%	5.8%	5.7%	4.2%
Weighted-average number of shares	36,509	36,509	36,509	36,509	32,368	17,097
Average debt per share	$3,088.80	$5,041.94	$7,442.94	$9,731.48	$8,487.50	$3,354.75

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2010

8. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2010
Return on invested assets (2)	10.9%
Internal rate of return (5)	5.6%

(1) Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2) Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3) Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4) These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while the Company was ramping up.

(5) Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees.
Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6) Not annualized for periods of less than one year.

(7) Annualized for periods of less than one year, except for performance fees.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Nine Months Ended September 30, 2010

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EP Management Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	$5,504,954	$-	$5,504,954	$-
EP Management Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	4,922,849	-	4,922,849	-
EP Management Corporation, Common Stock	84,500,195	-	-	84,871,540
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	735,297	-	-	11,895,938
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	72,794,453	-	-	38,220,477
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.75%, due 8/31/13	1,030,272	-	2,291	-
Integra Telecom, Inc., Common Stock	29,269,752	-	-	27,086,235
Integra Telecom, Inc., Warrants	152,295	-	-	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15	-	3,888,358	9,721	3,975,875
International Wire Group, Inc., Common Stock	10,258,453	-	521,843	10,838,279
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15	-	2,893,890	-	2,995,021
Online Resources Corporation, Common Stock	6,850,861	-	-	5,782,856
Online Resources Corporation, Series A-1 Convertible Preferred Stock	76,051,767	-	-	79,380,934
Radnor Holdings Corporation, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	704,050	-	527,447	246,147
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	12,248,449	2,197,732	-	20,920,584
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13	-	1,015,636	-	1,281,905
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13	-	422,364	-	521,438
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	38,802	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	200,031	2,274,490	-	5,094,583
Revere Leasing, LLC, Class A Units	26,987	-	563	26,425
Revere Leasing, LLC, Class B Units	2,082,777	-	43,355	2,039,429
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/11	20,322,565	1,600,284	-	22,024,972
WinCup, Inc., Common Stock	60,930,580	-	-	17,510,198
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/11	7,758,367	696,285	-	8,405,999

Note to Schedule of Changes in Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

September 30, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$37,898,809
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Dialogic Corporation, Class A Convertible Preferred Stock	9/28/06	7,032,638
Encompass Digital Media Group, Inc., Common Stock	1/15/10	1,081,913
GSI Group, Inc., Common Stock	7/2/10	4,368,224
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	7/2/10	10,538,137
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	12/17/09	28,975,027
Hawkeye Renewables, LLC, Class B Units	6/18/10	-
Hawkeye Renewables, LLC, Class C Units	6/18/10	2,742,730
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	13,699,980
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15	5/10/10	6,162,514
Mach Gen, LLC, Common Units	Various 2005	1,442,223
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	4,900,870
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	5,780,030
Precision Holdings, LLC, Class C Membership Interests	9/30/10	950
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	21,385,172
TPG Hattrick Holdco, LLC, Common Units	4/21/06	4,868,079